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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 3, 2006

                              APPLETON PAPERS INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                       333-82084            36-2556469
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   (State or other jurisdiction            (Commission        (I.R.S. Employer
        of incorporation)                  File Number)      Identification No.)

825 East Wisconsin Avenue, P.O Box 359, Appleton, Wisconsin      54912-0359
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          (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code 920-734-9841


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02    Results of Operations and Financial Condition

             On October 3, 2006, Appleton Papers Inc. issued a press release announcing the appointment of Thomas J. Ferree as the company's vice president of finance and chief financial officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

      (d)    Exhibit Number: 99.1    Description: Press Release Dated
                                                  October 3, 2006

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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2006                       Appleton Papers Inc.


                                            By /s/ Bill Van Den Brandt
                                               ---------------------------------
                                               Manager, Corporate Communications

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Exhibit:

Number:     Description:
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99.1        Press Release Dated October 3, 2006